Interpublic Group February 12, 2025 FOURTH QUARTER & FULL YEAR 2024 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Fourth Quarter & Full Year 2024 Organic Change of Net Revenue, Adjusted EBITA before Restructuring Charges and Deal Costs and Adjusted Diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of Organic Change of Net Revenue on pages 19-20 and adjusted results on pages 21-22, 26-27. • Fourth quarter total revenue including billable expenses was $2.9 billion ◦ Organic change of revenue before billable expenses (“net revenue”) was -1.8% ◦ US organic decrease was -3.2% ◦ International organic growth was +0.3% • Fourth quarter net income as reported was $344.5 million, with adjusted EBITA of $591.2 million before restructuring charges and deal costs and 24.3% margin on revenue before billable expense • Fourth quarter diluted EPS was $0.92 as reported and adjusted diluted EPS was $1.11 • FY-24 total revenue including billable expenses was $10.7 billion ◦ Organic growth of revenue before billable expenses (“net revenue”) was +0.2% ◦ US organic net revenue was unchanged ◦ International organic growth was +0.6% • FY-24 net income as reported was $689.5 million, with adjusted EBITA of $1,521.4 million before restructuring charges and deal costs and 16.6% margin on revenue before billable expenses • FY-24 diluted EPS was $1.83 as reported and adjusted diluted EPS was $2.77 • Full-year share repurchases of 7.3 million shares returning $230.1 million to shareholders

3Interpublic Group of Companies, Inc. Three Months Ended December 31, 2024 2023 Revenue Before Billable Expenses $ 2,434.9 $ 2,586.2 Billable Expenses 422.1 437.1 Total Revenue 2,857.0 3,023.3 Salaries and Related Expenses 1,430.4 1,536.9 Office and Other Direct Expenses 335.5 352.9 Billable Expenses 422.1 437.1 Cost of Services 2,188.0 2,326.9 Selling, General and Administrative Expenses (1) 44.1 23.5 Depreciation and Amortization 63.4 65.3 Restructuring Charges (6.4) 0.8 Total Operating Expense 2,289.1 2,416.5 Operating Income 567.9 606.8 Interest Expense, Net (22.1) (17.9) Other (Expense) Income, Net (62.5) 35.0 Income Before Income Taxes 483.3 623.9 Provision for Income Taxes 125.7 155.3 Equity in Net Income of Unconsolidated Affiliates 0.7 3.0 Net Income 358.3 471.6 Net Income Attributable to Noncontrolling Interests (13.8) (8.4) Net Income Available to IPG Common Stockholders $ 344.5 $ 463.2 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.93 $ 1.21 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.92 $ 1.21 Weighted-Average Number of Common Shares Outstanding - Basic 372.3 381.4 Weighted-Average Number of Common Shares Outstanding - Diluted 375.4 383.4 Dividends Declared per Common Share $ 0.330 $ 0.310 ($ in Millions, except per share amounts) Operating Performance (1) Includes deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.

Revenue Before Billable Expenses[1]

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2023	**$ 2,586.2**		**$ 9,400.6**	
Foreign currency	(11.7)	(0.5%)	(33.2)	(0.4%)
Net acquisitions/(divestitures)	(91.9)	(3.6%)	(200.3)	(2.1%)
Organic	(47.7)	(1.8%)	20.5	0.2%
Total change	**(151.3)**	**(5.9%)**	**(213.0)**	**(2.3%)**
December 31, 2024	**$ 2,434.9**		**$ 9,187.6**	

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2024	2023 [2]	Organic	Total	2024	2023 [2]	Organic	Total
Media, Data & Engagement Solutions	$ 1,163.3	$ 1,261.8	(0.6%)	(7.8%)	$ 4,213.8	$ 4,348.6	0.2%	(3.1%)
IPG Mediabrands, Acxiom, and our digital specialist agencies, MRM, R/GA, and Huge. R/GA and Huge were classified as held for sale as of 8/31/24. The sale of Huge closed in the fourth quarter of 2024.								
Integrated Advertising & Creativity Led Solutions	$ 904.0	$ 954.6	(4.7%)	(5.3%)	$ 3,544.4	$ 3,611.1	(0.2%)	(1.8%)
McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.								
Specialized Communications & Experiential Solutions	$ 367.6	$ 369.8	1.3%	(0.6%)	$ 1,429.4	$ 1,440.9	1.3%	(0.8%)
Weber Shandwick, Golin, our Experiential agencies, and IPG DXTRA Health.								

(1) "Net Revenue".
(2) Results for the three and twelve months ended December 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments.
See reconciliation of Organic Change of Net Revenue on pages 19-20.
($ in Millions)

Interpublic Group of Companies, Inc. — 4 IPG

5Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region “All Other Markets” includes Canada, the Middle East and Africa. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 19. Three Months Ended December 31, 2024 -3.2% United States -3.3% United Kingdom -3.0% Continental Europe +10.4% Latin America -7.9% Asia Pacific +0.3% International -1.8% Worldwide +12.1% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Includes deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom. (2) Excludes amortization of acquired intangibles. Three Months Ended December 31 (2) (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended December 31, 2024					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Deal Costs [2]	Net Losses on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges and Deal Costs [4]	**$ 567.9**	**$ (20.4)**	**$ 6.4**	**$ (9.3)**		**$ 591.2**
Total (Expenses) and Other Income [5]	(84.6)				$ (57.8)	(26.8)
Income Before Income Taxes	**483.3**	**(20.4)**	**6.4**	**(9.3)**	**(57.8)**	**564.4**
Provision for Income Taxes	125.7	4.2	(1.6)	1.0	6.5	135.8
Effective Tax Rate	26.0 %					24.1 %
Equity in Net Income of Unconsolidated Affiliates	0.7					0.7
Net Income Attributable to Noncontrolling Interests	(13.8)					(13.8)
DILUTED EPS COMPONENTS:						
Net Income Available to IPG Common Stockholders	**$ 344.5**	**$ (16.2)**	**$ 4.8**	**$ (8.3)**	**$ (51.3)**	**$ 415.5**
Weighted-Average Number of Common Shares Outstanding	375.4					375.4
Earnings per Share Available to IPG Common Stockholders [6]	**$ 0.92**	**$ (0.04)**	**$ 0.01**	**$ (0.02)**	**$ (0.14)**	**$ 1.11**

(1) Restructuring charges of ($6.4) in the fourth quarter of 2024 represent adjustments to our restructuring actions taken in 2022 and 2020 and primarily relate to early termination of leases for properties.
(2) Consists of deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.
(3) Primarily relates to a net loss as a result of a completed disposition and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges and Deal Costs on slide 23.
(5) Consists of non-operating expenses including interest expense, net and other (expense) income, net.
(6) Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7 IPG

Adjusted Diluted Earnings Per Share

	Twelve Months Ended December 31, 2024						
	As Reported	Amortization of Acquired Intangibles	Impairment of Goodwill	Restructuring Charges [1]	Deal Costs [2]	Net Losses on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges and Deal Costs [4]	**$ 1,203.2**	**$ (81.8)**	**$ (232.1)**	**$ 5.0**	**$ (9.3)**		**$ 1,521.4**
Total (Expenses) and Other Income [5]	(154.1)					$ (64.2)	(89.9)
Income Before Income Taxes	**1,049.1**	**(81.8)**	**(232.1)**	**5.0**	**(9.3)**	**(64.2)**	**1,431.5**
Provision for Income Taxes	333.9	16.8	20.7	(1.3)	1.0	(10.0)	361.1
Effective Tax Rate	31.8 %						25.2 %
Equity in Net Income of Unconsolidated Affiliates	0.5						0.5
Net Income Attributable to Noncontrolling Interests	(26.2)						(26.2)
DILUTED EPS COMPONENTS:							
Net Income Available to IPG Common Stockholders	**$ 689.5**	**$ (65.0)**	**$ (211.4)**	**$ 3.7**	**$ (8.3)**	**$ (74.2)**	**$ 1,044.7**
Weighted-Average Number of Common Shares Outstanding	377.7						377.7
Earnings per Share Available to IPG Common Stockholders [6]	**$ 1.83**	**$ (0.17)**	**$ (0.56)**	**$ 0.01**	**$ (0.02)**	**$ (0.20)**	**$ 2.77**

(1) Restructuring charges of ($5.0) in FY 2024 represent adjustments to our restructuring actions taken in 2022 and 2020 and primarily relate to early termination of leases for properties.
(2) Consists of deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.
(3) Primarily relates to a net loss as a result of a completed disposition and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges and Deal Costs on slide 23.
(5) Consists of non-operating expenses including interest expense, net and other (expense) income, net.
(6) Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 8 IPG

9Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2024 2023 Net income $ 715.7 $ 1,118.1 OPERATING ACTIVITIES: Depreciation & amortization 324.7 313.0 Impairment of goodwill 232.1 — Net losses (gains) on sales of businesses 64.2 (17.9) Other non-cash items 48.1 34.0 Non-cash restructuring charges (5.0) (0.9) Deferred taxes (28.1) 5.1 Change in working capital, net (165.5) (676.1) Change in other non-current assets & liabilities (131.0) (220.6) Net cash provided by operating activities 1,055.2 554.7 INVESTING ACTIVITIES: Capital expenditures (141.8) (179.3) Purchase of investments (25.2) (4.2) Purchase of short-term marketable securities (1.2) (97.6) Acquisitions, net of cash acquired — (6.3) Maturity of short-term marketable securities 2.5 100.7 Net proceeds from investments 3.1 35.1 Proceeds from sale of businesses, net of cash sold 7.9 58.7 Other investing activities 3.6 7.5 Net cash used in investing activities (151.1) (85.4) FINANCING ACTIVITIES: Common stock dividends (496.5) (479.1) Repayments of long-term debt (250.1) (0.5) Repurchases of common stock (230.1) (350.2) Distributions to noncontrolling interests (18.9) (17.7) Tax payments for employee shares withheld (14.1) (58.9) Acquisition-related payments (9.0) (12.9) Net increase (decrease) in short-term borrowings 0.2 (8.2) Proceeds from long-term debt 0.2 296.3 Other financing activities (1.6) (3.1) Net cash used in financing activities (1,019.9) (634.3) Currency effect (82.9) 7.0 Net decrease in cash, cash equivalents and restricted cash $ (198.7) $ (158.0) ($ in Millions) Cash Flow

10Interpublic Group of Companies, Inc. December 31, 2024 December 31, 2023 CURRENT ASSETS: Cash and cash equivalents $ 2,187.1 $ 2,386.1 Accounts receivable, net 5,649.7 5,768.8 Accounts receivable, billable to clients 2,088.4 2,229.2 Prepaid expenses 552.4 415.8 Assets held for sale 51.4 21.9 Other current assets 77.0 128.6 Total current assets $ 10,606.0 $ 10,950.4 CURRENT LIABILITIES: Accounts payable $ 8,286.1 $ 8,355.0 Accrued liabilities 661.6 705.8 Contract liabilities 509.0 684.7 Short-term borrowings 40.5 34.2 Current portion of long-term debt 0.1 250.1 Current portion of operating leases 237.2 252.6 Liabilities held for sale 23.5 48.5 Total current liabilities $ 9,758.0 $ 10,330.9 ($ in Millions) Balance Sheet — Current Portion

11Interpublic Group of Companies, Inc. 4.65% 5.40% Total Debt = $3.0 billion ($ in Millions) Debt Maturity Schedule 4.75% 2.40% 3.375% ... ... Short-Term Debt Senior Notes 5.375% ...

12Interpublic Group of Companies, Inc. Interpublic + Omnicom Strategic Rationale - Expanded and enhanced products and services will benefit IPG & OMC clients and employees - Complementary cultures & geographic footprints will combine to deliver superior innovation and effectiveness - Resulting platform and technology capabilities will result in the industry’s most comprehensive view of consumers to deliver business outcomes Technology - Superior data, identity resolution and commerce offerings, led by Flywheel, Acxiom, Omni and Interact - Audience and buying insights will power leading global media, production and precision marketing capabilities - Focus future technology investments and leverage them across a larger enterprise Financial - Significant revenue growth opportunities will result from synergistic offerings - $750 million of expected annual cost synergies with majority achievable within 24 months of closing - Combined company expected to generate over $3 billion in annual FCF for capital allocation, M&A and investment in talent and technology to accelerate innovation - Expected to be accretive to adjusted EPS in year 1 Timing - Regulatory process progressing across relevant markets - Joint proxy statement/prospectus filed with the SEC - Special meetings of IPG & OMC shareholders scheduled - Continue to expect closing in the second half of 2025

13Interpublic Group of Companies, Inc. Appendix

14Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2024 2023 Revenue Before Billable Expenses $ 9,187.6 $ 9,400.6 Billable Expenses 1,504.1 1,488.7 Total Revenue 10,691.7 10,889.3 Salaries and Related Expenses 6,024.8 6,243.9 Office and Other Direct Expenses 1,343.1 1,342.5 Billable Expenses 1,504.1 1,488.7 Cost of Services 8,872.0 9,075.1 Selling, General and Administrative Expenses (1) 130.5 67.2 Depreciation and Amortization 258.9 264.3 Impairment of Goodwill 232.1 — Restructuring Charges (5.0) 0.1 Total Operating Expense 9,488.5 9,406.7 Operating Income 1,203.2 1,482.6 Interest Expense, Net (78.2) (84.8) Other (Expense) Income, Net (75.9) 10.2 Income Before Income Taxes 1,049.1 1,408.0 Provision for Income Taxes (2)(3) 333.9 291.2 Equity in Net Income of Unconsolidated Affiliates 0.5 1.3 Net Income 715.7 1,118.1 Net Income Attributable to Noncontrolling Interests (26.2) (19.7) Net Income Available to IPG Common Stockholders $ 689.5 $ 1,098.4 Earnings per Share Available to IPG Common Stockholders - Basic (4) $ 1.84 $ 2.86 Earnings per Share Available to IPG Common Stockholders - Diluted (4) $ 1.83 $ 2.85 Weighted-Average Number of Common Shares Outstanding - Basic 375.2 384.1 Weighted-Average Number of Common Shares Outstanding - Diluted 377.7 385.9 Dividends Declared per Common Share $ 1.320 $ 1.240 ($ in Millions, except per share amounts) Operating Performance (1) Includes deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom. (2) The provision for income taxes for the twelve months ended December 31, 2024 includes $10.0 related to the classification of certain assets as held for sale and a benefit of $20.7 related to impairment of goodwill. (3) The provision for income taxes for the twelve months ended December 31, 2023 includes a benefit of $64.2 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018, which is primarily non-cash. (4) Basic and Diluted earnings per share for the twelve months ended December 31, 2023 includes a positive impact of $0.17 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018.

15Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region Twelve Months Ended December 31, 2024 0.0% United States -0.2% United Kingdom +2.5% Continental Europe +7.4% Latin America -6.5% Asia Pacific +0.6% International +0.2% Worldwide +2.7% All Other Markets “All Other Markets” includes Canada, the Middle East and Africa. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 20.

16Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31 (2) (1) Includes deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom. (2) Excludes amortization of acquired intangibles. (1)

17Interpublic Group of Companies, Inc. Three Months Ended December 31, 2024 2023 Net income $ 358.3 $ 471.6 OPERATING ACTIVITIES: Depreciation & amortization 75.9 76.3 Net losses (gains) on sales of businesses 57.8 (36.8) Other non-cash items 6.2 9.5 Non-cash restructuring charges (6.4) 0.8 Deferred taxes (3.2) 10.6 Change in working capital, net 453.6 423.0 Change in other non-current assets & liabilities (74.1) (60.2) Net cash provided by operating activities 868.1 894.8 INVESTING ACTIVITIES: Capital expenditures (34.6) (52.2) Purchase of investments (25.0) (0.4) Purchase of short-term marketable securities (0.6) — Maturity of short-term marketable securities 0.4 100.7 Net proceeds from investments 0.8 13.4 Proceeds from sale of businesses, net of cash sold 39.3 57.3 Other investing activities 0.4 0.1 Net cash (used in) provided by investing activities (19.3) 118.9 FINANCING ACTIVITIES: Common stock dividends (122.8) (117.9) Distributions to noncontrolling interests (5.2) (4.0) Acquisition-related payments (0.3) (0.1) Tax payments for employee shares withheld (0.2) (0.5) Repurchases of common stock — (131.2) Repayments of long-term debt — (0.3) Proceeds from long-term debt 0.1 — Net increase in short-term borrowings 5.9 9.8 Other financing activities 0.2 (0.1) Net cash used in financing activities (122.3) (244.3) Currency effect (71.8) 42.0 Net increase in cash, cash equivalents and restricted cash $ 654.7 $ 811.4 ($ in Millions) Cash Flow

18Interpublic Group of Companies, Inc. 2024 Q1 Q2 Q3 Q4 FY 2024 Depreciation and amortization (1) $ 44.5 $ 44.6 $ 45.0 $ 43.0 $ 177.1 Amortization of acquired intangibles 20.7 20.4 20.3 20.4 81.8 Amortization of restricted stock and other non-cash compensation 16.4 18.1 17.9 12.4 64.8 Net amortization of bond discounts and deferred financing costs 0.3 0.5 0.1 0.1 1.0 2023 Q1 Q2 Q3 Q4 FY 2023 Depreciation and amortization (1) $ 45.6 $ 45.3 $ 45.0 $ 44.4 $ 180.3 Amortization of acquired intangibles 20.9 21.2 21.0 20.9 84.0 Amortization of restricted stock and other non-cash compensation 11.1 12.8 12.1 10.7 46.7 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.3 0.3 2.0 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Change of Net Revenue

		Three Months Ended December 31, 2023 [1]	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended December 31, 2024	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [2]	$ 1,261.8	$ (7.0)	$ (83.8)	$ (7.7)	$ 1,163.3	(0.6%)	(7.8%)
	Integrated Advertising & Creativity Led Solutions [3]	954.6	(5.5)	(0.2)	(44.9)	904.0	(4.7%)	(5.3%)
	Specialized Communications & Experiential Solutions [4]	369.8	0.8	(7.9)	4.9	367.6	1.3%	(0.6%)
	Total	**$ 2,586.2**	**$ (11.7)**	**$ (91.9)**	**$ (47.7)**	**$ 2,434.9**	**(1.8%)**	**(5.9%)**
GEOGRAPHIC:	**United States**	**$ 1,589.9**	**$ 0.0**	**$ (69.0)**	**$ (50.2)**	**$ 1,470.7**	**(3.2%)**	**(7.5%)**
	International	**996.3**	**(11.7)**	**(22.9)**	**2.5**	**964.2**	**0.3%**	**(3.2%)**
	United Kingdom	211.1	8.1	(5.7)	(7.0)	206.5	(3.3%)	(2.2%)
	Continental Europe	261.2	(1.7)	(2.8)	(7.8)	248.9	(3.0%)	(4.7%)
	Asia Pacific	218.0	0.0	(8.1)	(17.3)	192.6	(7.9%)	(11.7%)
	Latin America	146.8	(15.9)	(2.8)	15.3	143.4	10.4%	(2.3%)
	All Other Markets	159.2	(2.2)	(3.5)	19.3	172.8	12.1%	8.5%
	Worldwide	**$ 2,586.2**	**$ (11.7)**	**$ (91.9)**	**$ (47.7)**	**$ 2,434.9**	**(1.8%)**	**(5.9%)**

(1) Results for three months ended December 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments.
(2) Comprised of IPG Mediabrands, Acxiom, and our digital specialist agencies, MRM, R/GA, and Huge. R/GA and Huge were classified as held for sale as of 8/31/24. The sale of Huge closed in the fourth quarter of 2024.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB") and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our Experiential agencies and IPG DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 19 IPG

Reconciliation of Organic Change of Net Revenue

		Twelve Months Ended December 31, 2023 [1]	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Twelve Months Ended December 31, 2024	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [2]	$ 4,348.6	$ (19.1)	$ (124.4)	$ 8.7	$ 4,213.8	0.2%	(3.1%)
	Integrated Advertising & Creativity Led Solutions [3]	3,611.1	(15.8)	(43.9)	(7.0)	3,544.4	(0.2%)	(1.8%)
	Specialized Communications & Experiential Solutions [4]	1,440.9	1.7	(32.0)	18.8	1,429.4	1.3%	(0.8%)
	Total	**$ 9,400.6**	**$ (33.2)**	**$ (200.3)**	**$ 20.5**	**$ 9,187.6**	**0.2%**	**(2.3%)**
GEOGRAPHIC:	**United States**	**$ 6,102.2**	**$ 0.0**	**$ (163.1)**	**$ 1.2**	**$ 5,940.3**	**0.0%**	**(2.7%)**
	International	**3,298.4**	**(33.2)**	**(37.2)**	**19.3**	**3,247.3**	**0.6%**	**(1.5%)**
	United Kingdom	759.2	22.1	(7.7)	(1.6)	772.0	(0.2%)	1.7%
	Continental Europe	795.7	(2.5)	(8.1)	20.0	805.1	2.5%	1.2%
	Asia Pacific	729.8	(12.0)	(10.9)	(47.3)	659.6	(6.5%)	(9.6%)
	Latin America	448.7	(33.2)	(4.1)	33.2	444.6	7.4%	(0.9%)
	All Other Markets	565.0	(7.6)	(6.4)	15.0	566.0	2.7%	0.2%
	Worldwide	**$ 9,400.6**	**$ (33.2)**	**$ (200.3)**	**$ 20.5**	**$ 9,187.6**	**0.2%**	**(2.3%)**

(1) Results for twelve months ended December 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments.
(2) Comprised of IPG Mediabrands, Acxiom, and our digital specialist agencies, MRM, R/GA, and Huge. R/GA and Huge were classified as held for sale as of 8/31/24. The sale of Huge closed in the fourth quarter of 2024.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB") and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our Experiential agencies and IPG DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 20 IPG

Reconciliation of Adjusted Results[1]

	Three Months Ended December 31, 2024					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Deal Costs [3]	Net Losses on Business Dispositions [4]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges and Deal Costs [5]	**$ 567.9**	**$ (20.4)**	**$ 6.4**	**$ (9.3)**		**$ 591.2**
Total (Expenses) and Other Income [6]	(84.6)				$ (57.8)	(26.8)
Income Before Income Taxes	**483.3**	**(20.4)**	**6.4**	**(9.3)**	**(57.8)**	**564.4**
Provision for Income Taxes	125.7	4.2	(1.6)	1.0	6.5	135.8
Effective Tax Rate	26.0 %					24.1 %
Equity in Net Income of Unconsolidated Affiliates	0.7					0.7
Net Income Attributable to Noncontrolling Interests	(13.8)					(13.8)
Net Income Available to IPG Common Stockholders	**$ 344.5**	**$ (16.2)**	**$ 4.8**	**$ (8.3)**	**$ (51.3)**	**$ 415.5**
Weighted-Average Number of Common Shares Outstanding - Basic	**372.3**					**372.3**
Dilutive effect of stock options and restricted shares	3.1					3.1
Weighted-Average Number of Common Shares Outstanding - Diluted	**375.4**					**375.4**
Earnings per Share Available to IPG Common Stockholders [7]:						
Basic	$ 0.93	$ (0.04)	$ 0.01	$ (0.02)	$ (0.14)	$ 1.12
Diluted	$ 0.92	$ (0.04)	$ 0.01	$ (0.02)	$ (0.14)	$ 1.11

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

[2] Restructuring charges of ($6.4) in the fourth quarter of 2024 represent adjustments to our restructuring actions taken in 2022 and 2020 and primarily relate to early termination of leases for properties.

[3] Consists of deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.

[4] Primarily relates to a net loss as a result of a completed disposition and the classification of certain assets as held for sale.

[5] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges and Deal Costs on slide 23.

[6] Consists of non-operating expenses including interest expense, net and other (expense) income, net.

[7] Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21

IPG

Reconciliation of Adjusted Results[1]

	Twelve Months Ended December 31, 2024						
	As Reported	Amortization of Acquired Intangibles	Impairment of Goodwill	Restructuring Charges [2]	Deal Costs[3]	Net Losses on Business Dispositions [4]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges and Deal Costs [5]	**$ 1,203.2**	**$ (81.8)**	**$ (232.1)**	**$ 5.0**	**$ (9.3)**		**$ 1,521.4**
Total (Expenses) and Other Income [6]	(154.1)					$ (64.2)	(89.9)
Income Before Income Taxes	**1,049.1**	**(81.8)**	**(232.1)**	**5.0**	**(9.3)**	**(64.2)**	**1,431.5**
Provision for Income Taxes	333.9	16.8	20.7	(1.3)	1.0	(10.0)	361.1
Effective Tax Rate	31.8 %						25.2 %
Equity in Net Income of Unconsolidated Affiliates	0.5						0.5
Net Income Attributable to Noncontrolling Interests	(26.2)						(26.2)
Net Income Available to IPG Common Stockholders	**$ 689.5**	**$ (65.0)**	**$ (211.4)**	**$ 3.7**	**$ (8.3)**	**$ (74.2)**	**$ 1,044.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**375.2**						**375.2**
Dilutive effect of stock options and restricted shares	2.5						2.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**377.7**						**377.7**
Earnings per Share Available to IPG Common Stockholders [7]:							
Basic	$ 1.84	$ (0.17)	$ (0.56)	$ 0.01	$ (0.02)	$ (0.20)	$ 2.78
Diluted	$ 1.83	$ (0.17)	$ (0.56)	$ 0.01	$ (0.02)	$ (0.20)	$ 2.77

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of ($5.0) in FY 2024 represent adjustments to our restructuring actions taken in 2022 and 2020 and primarily relate to early termination of leases for properties.
(3) Consists of deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.
(4) Primarily relates to a net loss as a result of a completed disposition and the classification of certain assets as held for sale.
(5) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges and Deal Costs on slide 23.
(6) Consists of non-operating expenses including interest expense, net and other (expense) income, net.
(7) Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 22 IPG

Reconciliation of Adjusted EBITA[1]

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2024	2023	2024	2023
Revenue Before Billable Expenses	**$ 2,434.9**	**$ 2,586.2**	**$ 9,187.6**	**$ 9,400.6**
Non-GAAP Reconciliation:				
Net Income Available to IPG Common Stockholders	**$ 344.5**	**$ 463.2**	**$ 689.5**	**$ 1,098.4**
Add Back:				
Provision for Income Taxes	125.7	155.3	333.9	291.2
Subtract:				
Total (Expenses) and Other Income	(84.6)	17.1	(154.1)	(74.6)
Equity in Net Income of Unconsolidated Affiliates	0.7	3.0	0.5	1.3
Net Income Attributable to Noncontrolling Interests	(13.8)	(8.4)	(26.2)	(19.7)
Operating Income	**$ 567.9**	**$ 606.8**	**$ 1,203.2**	**$ 1,482.6**
Add Back:				
Amortization of Acquired Intangibles	20.4	20.9	81.8	84.0
Impairment of Goodwill	—	—	232.1	—
Adjusted EBITA	**$ 588.3**	**$ 627.7**	**$ 1,517.1**	**$ 1,566.6**
Adjusted EBITA Margin on Revenue Before Billable Expenses %	**24.2 %**	**24.3 %**	**16.5 %**	**16.7 %**
Restructuring Charges [2]	(6.4)	0.8	(5.0)	0.1
Deal Costs [3]	9.3	—	9.3	—
Adjusted EBITA before Restructuring Charges and Deal Costs	**$ 591.2**	**$ 628.5**	**$ 1,521.4**	**$ 1,566.7**
Adjusted EBITA before Restructuring Charges and Deal Costs Margin on Revenue Before Billable Expenses %	**24.3 %**	**24.3 %**	**16.6 %**	**16.7 %**

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Restructuring charges of ($6.4) and ($5.0) in the fourth quarter of and FY 2024, respectively, represent adjustments to our restructuring actions taken in 2022 and 2020 and primarily relate to early termination of leases for properties. Restructuring charges of $0.8 and $0.1 fourth quarter of and FY 2023, respectively, represent adjustments to our restructuring actions taken in 2022 and 2020.

(3) Consists of deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.

($ in Millions)

Interpublic Group of Companies, Inc. — 23 IPG

Adjusted EBITA before Restructuring Charges and Deal Costs by Segment[1]

	Media, Data & Engagement Solutions (2)		Integrated Advertising & Creativity Led Solutions (3)		Specialized Communications & Experiential Solutions (4)		Corporate and Other (5)		IPG Consolidated (1)	
	Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,	
	2024	2023 (6)	2024	2023 (6)	2024	2023 (6)	2024	2023 (6)	2024	2023 (6)
Revenue Before Billable Expenses	**$ 1,163.3**	**$ 1,261.8**	**$ 904.0**	**$ 954.6**	**$ 367.6**	**$ 369.8**			**$ 2,434.9**	**$ 2,586.2**
Segment/Adjusted EBITA	$ 378.4	$ 403.4	$ 168.0	$ 178.4	$ 83.5	$ 71.0	$ (41.6)	$ (25.1)	$ 588.3	$ 627.7
Restructuring Charges (7)	—	—	(2.6)	0.4	—	0.4	(3.8)	—	(6.4)	0.8
Deal Costs (8)	—	—	—	—	—	—	9.3	—	9.3	—
Segment/Adjusted EBITA before Restructuring Charges and Deal Costs	**$ 378.4**	**$ 403.4**	**$ 165.4**	**$ 178.8**	**$ 83.5**	**$ 71.4**	**$ (36.1)**	**$ (25.1)**	**$ 591.2**	**$ 628.5**
Margin (%) of Revenue Before Billable Expenses	*32.5 %*	*32.0 %*	*18.3 %*	*18.7 %*	*22.7 %*	*19.3 %*			*24.3 %*	*24.3 %*

(1) Adjusted EBITA before Restructuring Charges and Deal Costs is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles, impairment of goodwill, restructuring charges and deal costs.
(2) Comprised of IPG Mediabrands, Acxiom, and our digital specialist agencies, MRM, R/GA, and Huge. R/GA and Huge were classified as held for sale as of 8/31/24. The sale of Huge closed in the fourth quarter of 2024.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our Experiential agencies and IPG DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the three months ended December 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments.
(7) Restructuring charges of ($6.4) in the fourth quarter of 2024 represent adjustments to our restructuring actions taken in 2022 and 2020 and primarily relate to early termination of leases for properties. Restructuring charges of $0.8 fourth quarter of 2023 represent adjustments to our restructuring actions taken in 2022 and 2020.
(8) Consists of deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.

($ in Millions)

Interpublic Group of Companies, Inc. — 24 IPG

Adjusted EBITA before Restructuring Charges and Deal Costs by Segment [1]

	Media, Data & Engagement Solutions (2)		Integrated Advertising & Creativity Led Solutions (3)		Specialized Communications & Experiential Solutions (4)		Corporate and Other (5)		IPG Consolidated (1)	
	Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,	
	2024	2023 (6)	2024	2023 (6)	2024	2023 (6)	2024	2023 (6)	2024	2023 (6)
Revenue Before Billable Expenses	**$ 4,213.8**	**$ 4,348.6**	**$ 3,544.4**	**$ 3,611.1**	**$ 1,429.4**	**$ 1,440.9**			**$ 9,187.6**	**$ 9,400.6**
Segment/Adjusted EBITA	$ 847.9	$ 836.9	$ 542.6	$ 536.8	$ 259.4	$ 265.2	$ (132.8)	$ (72.3)	$ 1,517.1	$ 1,566.6
Restructuring Charges (7)	0.8	(1.3)	(2.3)	0.2	0.3	1.1	(3.8)	0.1	(5.0)	0.1
Deal Costs (8)	—	—	—	—	—	—	9.3	—	9.3	—
Segment/Adjusted EBITA before Restructuring Charges and Deal Costs	**$ 848.7**	**$ 835.6**	**$ 540.3**	**$ 537.0**	**$ 259.7**	**$ 266.3**	**$ (127.3)**	**$ (72.2)**	**$ 1,521.4**	**$ 1,566.7**
Margin (%) of Revenue Before Billable Expenses	*20.1 %*	*19.2 %*	*15.2 %*	*14.9 %*	*18.2 %*	*18.5 %*			*16.6 %*	*16.7 %*

(1) Adjusted EBITA before Restructuring Charges and Deal Costs is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles, impairment of goodwill, restructuring charges and deal costs.
(2) Comprised of IPG Mediabrands, Acxiom, and our digital specialist agencies, MRM, R/GA, and Huge. R/GA and Huge were classified as held for sale as of 8/31/24. The sale of Huge closed in the fourth quarter of 2024.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our Experiential agencies and IPG DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the twelve months ended December 31, 2023 have been recast to reflect the transfer of certain agencies between reportable segments.
(7) Restructuring charges of ($5.0) in FY 2024 represent adjustments to our restructuring actions taken in 2022 and 2020 and primarily relate to early termination of leases for properties. Restructuring charges of $0.1 FY 2023 represent adjustments to our restructuring actions taken in 2022 and 2020.
(8) Consists of deal costs recorded in the fourth quarter of 2024 related to the planned acquisition of IPG by Omnicom.
($ in Millions)

Interpublic Group of Companies, Inc. — 25 IPG

Reconciliation of Adjusted Results [1]

	Three Months Ended December 31, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Gain on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 606.8**	**$ (20.9)**	**$ (0.8)**		**$ 628.5**
Total (Expenses) and Other Income [5]	17.1			$ 36.8	(19.7)
Income Before Income Taxes	**623.9**	**(20.9)**	**(0.8)**	**36.8**	**608.8**
Provision for Income Taxes	155.3	4.2	0.2	(7.4)	152.3
Effective Tax Rate	24.9 %				25.0 %
Equity in Net Income of Unconsolidated Affiliates	3.0				3.0
Net Income Attributable to Noncontrolling Interests	(8.4)				(8.4)
Net Income Available to IPG Common Stockholders	**$ 463.2**	**$ (16.7)**	**$ (0.6)**	**$ 29.4**	**$ 451.1**
Weighted-Average Number of Common Shares Outstanding - Basic	**381.4**				**381.4**
Dilutive effect of stock options and restricted shares	2.0				2.0
Weighted-Average Number of Common Shares Outstanding - Diluted	**383.4**				**383.4**
Earnings per Share Available to IPG Common Stockholders [6]:					
Basic	$ 1.21	$ (0.04)	$ (0.00)	$ 0.08	$ 1.18
Diluted	$ 1.21	$ (0.04)	$ (0.00)	$ 0.08	$ 1.18

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $0.8 in the fourth quarter of 2023 are related to adjustments to our restructuring actions taken in 2022 and 2020.
(3) Primarily relates to a net gain as a result of a completed disposition and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(5) Consists of non-operating expenses including interest expense, net and other expense, net.
(6) Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 26 IPG

Reconciliation of Adjusted Results [1]

	Twelve Months Ended December 31, 2023									
		As Reported		Amortization of Acquired Intangibles		Restructuring Charges [2]		Net Gain on Business Dispositions [3]		Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	$	**1,482.6**	$	**(84.0)**	$	**(0.1)**			$	**1,566.7**
Total (Expenses) and Other Income [5]		(74.6)					$	16.4		(91.0)
Income Before Income Taxes		**1,408.0**		**(84.0)**		**(0.1)**		**16.4**		**1,475.7**
Provision for Income Taxes		291.2		16.9		(0.1)		(3.4)		304.6
Effective Tax Rate		20.7 %								20.6 %
Equity in Net Income of Unconsolidated Affiliates		1.3								1.3
Net Income Attributable to Noncontrolling Interests		(19.7)								(19.7)
Net Income Available to IPG Common Stockholders	$	**1,098.4**	$	**(67.1)**	$	**(0.2)**	$	**13.0**	$	**1,152.7**
Weighted-Average Number of Common Shares Outstanding - Basic		**384.1**								**384.1**
Dilutive effect of stock options and restricted shares		1.8								1.8
Weighted-Average Number of Common Shares Outstanding - Diluted		**385.9**								**385.9**
Earnings per Share Available to IPG Common Stockholders [6]:										
Basic	$	2.86	$	(0.17)	$	(0.00)	$	0.03	$	3.00
Diluted	$	2.85	$	(0.17)	$	(0.00)	$	0.03	$	2.99

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $0.1 in FY 2023 are related to adjustments to our restructuring actions taken in 2022 and 2020.
(3) Primarily relates to a net gain as a result of a completed disposition and the classification of certain assets as held for sale, as well as a loss related to the sale of an equity investment.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(5) Consists of non-operating expenses including interest expense, net and other expense, net.
(6) Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 27 IPG

28Interpublic Group of Companies, Inc. (Amounts in Millions) Total Shares: Basic and Eligible for Dilution Dilutive SharesBasic Shares (1) Includes basic common shares outstanding, restricted shares, in-the-money stock options and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-Average (2) (1)

29Interpublic Group of Companies, Inc. ($ in Millions) Acquisition Payment Obligations (1) Amounts represent payments related to our previous acquisitions based on current estimates of financial performance and are subject to change. Amounts include deferred payments, payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, the estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable and payable, though some are eligible for exercise in multiple years and can also be paid over multiple years. (2) Payments include approximately $0.3 recorded within operating activities in our statements of cash flows. (2) PotentialActual (1)

30Interpublic Group of Companies, Inc. Metrics Update

31Interpublic Group of Companies, Inc. Metrics Update CATEGORY: Revenue Before Billable Expenses SALARIES & RELATED OFFICE & OTHER DIRECT REAL ESTATE FINANCIAL (% of Revenue Before Billable Expenses) (% of Revenue Before Billable Expenses) METRIC: By Client Sector Twelve Months Ended Twelve Months Ended Total Square Feet Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facilities Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

32Interpublic Group of Companies, Inc. Revenue Before Billable Expenses By Client Sector Top 500 Clients for the Twelve Months Ended December 31 Approximately 85% of Consolidated Revenue Before Billable Expenses (1) 2024 2023 Health Care 31% Tech & Telecom 10% Auto & Transportation 7% Food & Beverage 9% Consumer Goods 8% Financial Services 14% Retail 10% Other 11% Health Care 29% Tech & Telecom 12% Auto & Transportation 9% Food & Beverage 8% Consumer Goods 8% Financial Services 14% Retail 10% Other 10%

33Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31

34Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Revenue Before Billable Expenses) Three and Twelve Months Ended December 31 2024 2023

35Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31

36Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Revenue Before Billable Expenses) “All Other” primarily includes software and cloud based expenses, client service costs, travel and entertainment, professional fees, spending to support new business activity, telecommunications, non-pass through production expenses, office supplies, bad debt expense, foreign currency losses (gains), adjustments to contingent acquisition obligations and other expenses. Three and Twelve Months Ended December 31 2024 2023

37Interpublic Group of Companies, Inc. (Amounts in Millions) Real Estate Total Square Feet as of December 31 Sublease/VacantOccupied (1) Increase primarily due to the inclusion of Acxiom real estate. (2) Decrease primarily due to real estate restructuring actions taken as part of the 2020 Restructuring Plan. (3) Decrease primarily due to real estate restructuring actions taken as part of the 2022 Restructuring Plan. (1) (2) (3)

38Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

39Interpublic Group of Companies, Inc. Covenants Four Quarters Ended December 31, 2024 Leverage Ratio (not greater than) (1) 3.50x Actual Leverage Ratio 1.69x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended December 31, 2024 Net Income Available to IPG Common Stockholders $ 689.5 + Non-Operating Adjustments 513.7 Operating Income $ 1,203.2 + Depreciation and Amortization 324.4 + Other Non-cash Charges Reducing Operating Income 226.4 Credit Agreement EBITDA (1): $ 1,754.0 ($ in Millions) Credit Facility Covenant (1) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. Management utilizes Credit Agreement EBITDA, which is a non-GAAP financial measure, as well as the amounts shown in the table above, calculated as required by the Credit Agreement, in order to assess our compliance with such covenants. (2) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, and net income attributable to non-controlling interests. (2)

40Interpublic Group of Companies, Inc. This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements regarding guidance, goals, intentions, and expectations as to future plans, trends, events, or future results of operations or financial position, constitute forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results and outcomes to differ materially from those reflected in the forward- looking statements, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. On December 8, 2024, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Omnicom Group Inc. (“Omnicom”), pursuant to which a merger subsidiary of Omnicom will merge with and into IPG, with IPG surviving the merger as a direct wholly owned subsidiary of Omnicom. The forward-looking statements in this report, other than the statements regarding the proposed merger transaction with Omnicom, do not assume the consummation of the proposed transactions unless specifically stated otherwise. Actual results and outcomes could differ materially for a variety of reasons, including, among others: ▪ risks relating to the pending merger transaction with Omnicom, including: the occurrence of any event, change, or other circumstances that could delay or prevent closing of the proposed transactions with Omnicom, or give rise to the termination of the Merger Agreement; unanticipated costs or restrictions resulting from regulatory review of the merger transactions; restrictions on our business activities imposed by the Merger Agreement; costs incurred in connection with the merger and subsequent integration with Omnicom; litigation risks relating to the merger; any failure to integrate successfully the business and operations of Omnicom and IPG in the expected time frame, to realize all of the anticipated benefits of the combination or to effectively manage the combined companies’ expanded operations; and any merger-related loss of clients, service providers, vendors, or other business counterparties; ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients, including as a result of the announced merger transaction with Omnicom; ▪ our ability to retain and attract key employees, including as a result of the announced merger transaction with Omnicom; ▪ unanticipated changes in the competitive environment in the marketing and communications services industry, including risks and challenges from new or developing technologies such as artificial intelligence (AI); ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ the economic or business impact of military or political conflict in key markets, or any significant market disruptions as a result of factors like public health crises; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; ▪ the impact on our business as a result of general or directed cybersecurity events; and ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy, and potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments. Investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those outlined under Item 1A, Risk Factors, in our most recent annual report on Form 10-K, and our quarterly reports on Form 10-Q. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any of them in light of new information, future events, or otherwise. Cautionary Statement

41Interpublic Group of Companies, Inc. ADDITIONAL INFORMATION ABOUT THE TRANSACTION WITH OMNICOM AND WHERE TO FIND IT In connection with the proposed transaction, IPG and Omnicom have filed a joint proxy statement with the SEC on January 17, 2025 and Omnicom has filed with the SEC a registration statement on Form S-4 on January 17, 2025 (File No.333-284358) (“Form S-4”) that includes the joint proxy statement of IPG and Omnicom and that also constitutes a prospectus of Omnicom. Each of IPG and Omnicom may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that IPG or Omnicom may file with the SEC. The definitive joint proxy statement/prospectus have been mailed to stockholders of IPG and Omnicom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN AND MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT IPG, OMNICOM AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement, joint proxy statement/prospectus and other documents containing important information about IPG, Omnicom and the proposed transaction, through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, joint proxy statement/prospectus and other documents (if and when available) filed with the SEC by IPG may be obtained free of charge on IPG’s website at https://investors.interpublic.com/sec-filings/financial-reports or, alternatively, by directing a request by mail to IPG’s Corporate Secretary at The Interpublic Group of Companies, Inc., 909 Third Avenue, New York, NY 10022, Attention: SVP & Secretary. Copies of the registration statement and joint proxy statement/prospectus and other documents (if and when available) filed with the SEC by Omnicom may be obtained free of charge on Omnicom’s website at https://investor.omnicomgroup.com/financials/sec-filings/default.aspx or, alternatively, by directing a request by mail to Omnicom’s Corporate Secretary at Omnicom Group Inc., 280 Park Avenue, New York, New York 10017. PARTICIPANTS IN THE SOLICITATION IPG, Omnicom, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of IPG, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in this annual report on Form 10-K, including under the heading “Executive Officers of the Registrant,” and proxy statement for IPG’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, including under the headings “Board Composition,” “Non-Management Director Compensation,” “Executive Compensation” and “Outstanding Shares and Ownership of Common Stock.” To the extent holdings of IPG common stock by the directors and executive officers of IPG have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by IPG’s directors and executive officers with the SEC. Information about the directors and executive officers of Omnicom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Omnicom’s Annual Report on Form 10-K, including under the heading “Information About Our Executive Officers,” and proxy statement for Omnicom’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, including under the headings “Executive Compensation,” “Omnicom Board of Directors,” “Directors’ Compensation for Fiscal Year 2023” and “Stock Ownership Information.” To the extent holdings of Omnicom common stock by the directors and executive officers of Omnicom have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by Omnicom’s directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from IPG or Omnicom using the sources indicated above. Additional Disclosures